UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2011

____________________________

Global Indemnity plc

(Exact name of registrant as specified in its charter)

___________________________

Ireland	001-34809	98-0664891
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Arthur Cox Building Earlsfort Terrace Dublin 2 Ireland	None
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:  +(353) (0) 1 618 0517

N/A

(Former name or former address, if changed since last report)

_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 8.01  Other Events.

On April 28, 2011, Global Indemnity plc (Nasdaq:GBLI) ("Global Indemnity") issued a press release, a copy of which is attached as Exhibit 99.1 to this report and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

99.1	Press Release dated April 28, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Global Indemnity plc

By:	/s/ Linda Hohn
Name:	Linda Hohn
Title:	Vice President and Associate General Counsel
Date: April 28, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 28, 2011.